UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2023

Date of reporting period:  July 31, 2023

Item 1. Report to Stockholders.

(a)

Coho Relative Value Equity Fund
cohox

Coho Relative Value ESG Fund
cesgx

Annual Report

July 31, 2023

COHO FUNDS

Dear Fellow Shareholders:

As July 31, 2023 marks the end of the Coho Relative Value Equity and Coho Relative Value ESG Funds’ most recent annual period, we are pleased to provide you with an update. At Coho Partners, Ltd., we remain committed to achieving the Funds’ investment objectives and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Funds’ performance results, and our most recent thoughts on the economy and the equity markets.

Fund Performance Review

From August 1, 2022 to July 31, 2023, the Coho Relative Value Equity Fund returned 3.12% and the Coho Relative Value ESG Fund returned 2.52% versus 13.02% for the S&P 500® Index and 8.28% for the Russell 1000 Value® Index. The Funds’ lagging relative performance for the period was driven by both allocation and selection effect.

From a sector perspective versus the S&P 500® Index, both Funds’ overweight in Consumer Staples and Health Care along with the underweight in Information Technology were the largest detractors to the relative performance. Stock selection was positive within the Consumer Discretionary sector, but this was more than offset by negative selection within Health Care and Consumer Staples. The absence of Utilities and Real Estate in both Coho Funds positively impacted the relative performance.

The top five contributors to the Coho Relative Value Equity Fund’s performance were W.W. Grainger Inc., Microchip Technology Inc., Ross Stores Inc., AmerisourceBergen Corporation, and Lowe’s Companies Inc. The five largest individual detractors during the period were Dollar General Corp., CVS Health Corp., Sysco Corp., U.S. Bancorp and Baxter International Inc.

The Coho Relative Value ESG Fund’s top contributors to performance were W.W. Grainger Inc., Microchip Technology Inc., Ross Stores Inc., Lowe’s Companies Inc. and Mondelez International (Cl A). The five largest individual detractors during the period were Dollar General Corp., CVS Health Corp., U.S. Bancorp, Sysco Corp., and Baxter International Inc.

Market Review

The first half of 2023 has reminded us that we work in a very humbling industry. Thus far, 2023 has been one of the most challenging periods in Coho Partners’ history. The factors driving the market have been a meaningful headwind as has the market’s concentration of returns within a handful of stocks. However, we also acknowledge that a few of our holdings have uncharacteristically experienced execution issues. While the entire Coho team is keenly aware of this short-term underperformance for the fiscal year, we remain resolute in our conviction and confidence that our disciplines and processes will continue to produce better-than-market returns with less risk over time.

Since our founding, the Coho Relative Value Equity portfolio has been purposefully tilted away from the factors currently driving the market. We have consistently maintained a “value” bias with an emphasis on lower beta, higher quality holdings with a tilt toward demand defensive businesses that can provide consistent earnings, revenue, and cash flow growth regardless of the macroeconomic environment. We try to be very transparent in acknowledging that our philosophy will not always be in style, and it certainly has not been thus far in 2023. However, throughout the 23-year history of the firm, this approach has provided an asymmetric pattern of returns by delivering strong downside protection and good upside participation, and nothing has shaken our confidence that it will continue to do so.

Much of the concentration in the benchmark returns (ie. S&P 500® Index) can be attributed to the excitement surrounding generative artificial intelligence (AI) and its transformational potential. Investors have flocked to those companies with immediate exposure to the technology. Nvidia is a prime example, up 190% year-to-date in 2023 and surpassing a $1 trillion market capitalization. We too are enamored by AI and are excited about its potential; however,

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with those top 10 contributors to the S&P 500® Index’s performance trading at an average of nearly 36 times forward 12-month earnings, we struggle to find attractive risk/returns.

The obvious winners are understandably enjoying the limelight right now, but almost by definition, for those companies to deliver on the lofty earnings expectations, the benefits of AI will need to inure to every other industry. We envision advances in drug development and improved customer targeting as just two of many examples that could benefit our preferred demand defensive sectors of Health Care and Consumer Staples. We have been doing this a long time, and we remember the ‘dot.com’ era well. After the initial euphoria wore off, the benefits of the technology broadened widely and ushered in a nearly decade-long period of “value” outperformance. History may not repeat itself, but we do believe that over time, AI will drive revenue and margin gains far beyond just a handful of Information Technology companies.

The headwinds noted above have certainly pressured our returns in 2023; however, we must also admit that some of our holdings have uncharacteristically mis-executed against their longer-term operating strategies, so let us opine on what has happened and what we believe management will do to get back on track. We will focus on CVS, Dollar General and U.S. Bancorp, which are down year-to-date by 25%, 31%, and 22%, respectively.

In December of 2017, CVS Health Corporation (CVS) agreed to buy Aetna, which broadened its offering by entering the managed care business. CVS has been moving its portfolio to a more value-based outcome model, and Aetna was a major move in that direction. We were willing to accept the leverage that came with the deal because CVS has a very cash generative model, and we anticipated the free cash flow would enable the company to reduce debt fairly quickly.

By mid-2022, CVS was in a position to use the free cash flow that had been going to debt repayment to do bolt-on deals to further prepare for the value-based outcome model and/or return more cash to shareholders in the form of higher dividends or share repurchases. However, CVS lost a “star” in its largest Medicare plan in late 2022 and this will adversely impact earnings in 2024. This was a surprise and disappointment to us, but management should be able to regain the “star” in the back half of 2023, which will then give the company a nice tailwind in 2025.

Earlier this year, CVS agreed to buy two other health-care providers, Oak Street and Signify Health, which are consistent with its strategy and should give them access to more home health and prescription care. These deals will add debt to the balance sheet but both deals should be accretive reasonably quickly.

As long-term investors, we remain confident in the company’s operating and financial strategies. Coho has maintained a position in CVS for more than 20 years and over this span, different management teams have faced challenges and each and every time, they have overcome them. We believe management has the talent to do so again, but it is not lost on us that despite these recent setbacks, earnings continue to rise, and the Board approved a 10% dividend increase in each of the last two years. CVS currently trades at less than 8x trailing and forward earnings, and it yields 3.5%. We believe the earnings power in 2025 is well over $10, and we see an excellent risk/reward for the shares.

Dollar General (DG) has experienced an unusual period of execution issues exacerbated by external pressures on its core consumer. It began as a problem of riches as the success in meeting the needs of existing and new customers throughout the pandemic started to catch up with the company toward the end of 2022. At that point, supply chain wobbles suggested the distribution infrastructure couldn’t keep up with the growth. Given DG’s ability to quickly course correct, we believed these issues would be resolved within a few quarters. What we failed to appreciate was the cascade effect the distribution center bottlenecks would have on the company’s expansive store base. Inefficiencies in the distribution centers led to labor inefficiencies in the stores and out-of-stocks on the shelves. This, in turn, resulted in decreased customer satisfaction, declining traffic trends, and the need to invest in price to win customers back. This all took place in the context of a core customer base that was being impacted by the roll off from government stimulus, lower tax receipts, and a cut to SNAP (supplemental nutritional assistance program) benefits.

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We established our initial DG position in 2015 when the stock was being hit by an uncannily similar confluence of events. Back then the company’s customer base was facing some of the same macro pressures. There were operational miscues that raised concerns about management competence, and there were fears of a competitive price war. We used that as an opportunity to initiate a position in what we believed was a low-risk, high-return business model that had a meaningful growth trajectory while exhibiting compelling demand defensive characteristics. From that time up until the guidance cut in F3Q22, DG was one of the largest contributors to overall portfolio performance. We acknowledge that it will take time to start up new distribution centers and stabilize traffic trends, but at current prices we see an opportunity for future returns similar to what we saw back in 2015. As such, we added to our DG position in June.

U.S. Bancorp (USB) has a well-deserved reputation of being a high quality, conservative lender and historically the company has performed well versus peers during challenging times. We believe the near-term pressure on USB’s share price stems from the collapse of Silicon Valley Bank, Signature Bank, and First Republic. USB has been caught up in the regional bank issues, but we believe it has a bright future. Since our initial purchase during the pandemic, USB has performed in line or ahead of our expectation. We were also very positive on the company’s decision to acquire Union Bank, which operated primarily in California, a market in which USB had limited exposure. Union Bank’s customers were primarily small businesses, where USB saw potential to leverage its cash management and payment offerings to gain meaningful revenue growth with above average margins. The conversion of Union Bank to USB programs went without a glitch.

We believe USB is well capitalized but with the Union Bank deal, USB will be subject to additional capital requirements, which will prevent buybacks in the near term. However, we do anticipate a modest dividend increase this December but, in the meantime, USB trades at what we believe is an attractive valuation with a 5.8% dividend yield.

Coho seeks to identify stable, predictable business models, so we do not take issues like those described in the three examples above lightly. Even the best companies will stub their toe from time-to-time, but at the portfolio level these missteps should be manageable.

Fund Advisor Outlook

It has been a frustrating start to the year, but we have conviction in the positioning of the portfolio and its ability to close the performance gap should the market continue to move higher. We also remain cognizant of the many risks to the market including higher-for-longer interest rates, a historically steep inverted yield curve, the potential for tightening credit and rising delinquencies, and geopolitical concerns to name a few. Should the market correct, the factors that have been a headwind to performance will likely turn to tailwinds. Second quarter 2023 earnings season is upon us and, so far, results have been encouraging. We cannot control the multiple, but we believe that earnings ultimately set prices. If our companies continue to execute according to our models, we believe the Price-to-Earnings multiple gap should close and better reflect the fundamental performance of the stocks we hold within the portfolio.

On the ESG front, we annually review our proxy voting guidelines on shareholder proposals. The two main categories focus on shareholder rights and sustainability. For proposals related to shareholder rights, we believe the separation of CEO and Chairman promotes the interests of shareholders and strengthens corporate governance. We voted for these proposals at Colgate, Chevron, and Lowe’s this year. When evaluating proposals related to environmental or social practices, we focus on financial, strategic, and operational materiality for each company. We generally vote for shareholder proposals that request companies provide disclosures, adopt policies, and establish goals related to mitigating climate change-related risks and a company’s environmental footprint. For the 2023 proxy season, we supported shareholder proposals regarding Just Transition Reporting at Chevron, UnitedHealth, and UPS. We also supported shareholder proposals regarding setting GHG targets that align with the Paris Agreement at UPS.

COHO FUNDS

We thank you for your investment and continued confidence in the Coho Relative Value Equity and Coho Relative Value ESG Funds. We look forward to serving your interests over the many quarters and years to come.

Sincerely,

Coho Partners, Ltd.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds may have a relatively high concentration of assets in a single or small number of issuers, which may reduce their diversification and result in increased volatility. The Funds typically invest in large-cap companies which are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Funds may also invest in mid-cap companies which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment. Applying ESG (environmental, social, and governance) criteria to the Coho Relative Value ESG Fund’s investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG criteria. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

The Russell 1000® Index is a float-adjusted capitalization-weighted index that measures the performance of the large capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000® Value Index measures the performance of equity securities of Russell 1000® Index issuers with lower price-to-book ratios and lower forecasted growth. This Index cannot be invested in directly.

Beta is a measure of volatility in a security or portfolio compared to the market as a whole (usually the S&P 500® Index). Stocks with betas higher than 1.0 can be interpreted as being more volatile than the S&P 500® Index.

A Yield Curve is a line that plots the yields, or interest rates, of bonds that have equal credit quality but differing maturity dates. The slope of the yield curve is often used to predict future interest rate changes and economic activity.

Permitted Use of the Russell 1000® Value Index

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020.

The Coho Relative Value Equity and Coho Relative Value ESG strategies have been developed solely by Coho Partners, Ltd. The strategies are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings. FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is/are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Coho Relative Value Equity and Coho Relative Value ESG strategies. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Coho Relative Value Equity and Coho Relative Value ESG strategies or the suitability of the Index for the purpose to which it is being put by Coho Partners, Ltd.

The Coho Relative Value Equity Fund and Coho Relative Value ESG Fund are distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-COHO-234. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — July 31, 2023

	1 Year	3 Year	5 Year	Since Inception(1)
Coho Relative Value Equity Fund(2)	3.12%	9.93%	8.12%	9.32%
S&P 500® Index(3)	13.02%	13.72%	12.20%	12.70%
Russell 1000® Value Index(4)	8.28%	14.14%	8.01%	9.08%

(1)	Period from Fund inception through July 31, 2023. The Fund commenced operations on August 14, 2013.
(2)	On November 22, 2019, the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.
(4)
The Russell 1000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The following is expense information for the Coho Relative Value Equity Fund as disclosed in the Fund’s most recent prospectus dated November 28, 2022:

Gross Expenses: 0.78%; Net Expenses: 0.79%. Coho Partners, Ltd. (the “Adviser” or “Coho”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least November 28, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

COHO RELATIVE VALUE ESG FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-COHO-234. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — July 31, 2023

	1 Year	3 Year	Since Inception(1)
Coho Relative Value ESG Fund	2.52%	8.40%	7.38%
S&P 500® Index(2)	13.02%	13.72%	12.56%
Russell 1000® Value Index(3)	8.28%	14.14%	7.95%

(1)	Period from Fund inception through July 31, 2023. The Fund commenced operations on November 27, 2019.
(2)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.
(3)
The Russell 1000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The following is expense information for the Coho Relative Value ESG Fund as disclosed in the Fund’s most recent prospectus dated November 28, 2022:

Gross Expenses: 1.14%; Net Expenses: 0.79%. Coho Partners, Ltd. (the “Adviser” or “Coho”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated through at least November 28, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

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Expense Examples (Unaudited)
July 31, 2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 – July 31, 2023).

ACTUAL EXPENSES

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Coho Relative Value Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(2/1/2023)	(7/31/2023)	(2/1/2023 to 7/31/2023)
Actual(2)	$1,000.00	$ 991.90	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended July 31, 2023 of -0.81%.

Coho Relative Value ESG Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(2/1/2023)	(7/31/2023)	(2/1/2023 to 7/31/2023)
Actual(4)	$1,000.00	$ 995.80	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual return for the six-month period ended July 31, 2023 of -0.42%.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of July 31, 2023
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of July 31, 2023
(% of net assets)

Lowe’s Companies	5.1%
AmerisourceBergen	4.9%
Microchip Technology	4.6%
Ross Stores	4.6%
Sysco	4.3%
UnitedHealth Group	4.1%
Mondelez International	3.9%
Marsh & McLennan Companies	3.9%
W.W. Grainger	3.8%
United Parcel Service	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE ESG FUND

Sector Allocation(1) (Unaudited)
as of July 31, 2023
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of July 31, 2023
(% of net assets)

Lowe’s Companies	5.0%
Microchip Technology	4.7%
Sysco	4.7%
Ross Stores	4.4%
Johnson & Johnson	4.2%
Marsh & McLennan Companies	4.1%
UnitedHealth Group	4.1%
Mondelez International	4.1%
JM Smucker	3.9%
U.S. Bancorp	3.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments
July 31, 2023

	Shares	Value
COMMON STOCKS — 96.8%

Communication Services — 2.4%
Walt Disney*	231,970	$20,619,813

Consumer Discretionary — 15.1%
Lowe’s Companies	182,468	42,746,778
Nike – Class B	231,157	25,517,421
Ross Stores	335,543	38,466,649
Service Corp International	304,761	20,312,321
		127,043,169

Consumer Staples — 22.7%
Coca-Cola	429,788	26,616,771
Conagra Brands	640,285	21,007,751
Dollar General	180,938	30,553,190
JM Smucker	132,385	19,943,800
Mondelez International	447,052	33,139,965
Philip Morris International	233,954	23,329,893
Sysco	477,928	36,470,686
		191,062,056

Energy — 3.3%
Chevron	169,616	27,759,355

Financials — 12.5%
Global Payments	208,667	23,005,537
Marsh & McLennan Companies	172,721	32,544,091
State Street	343,937	24,914,796
U.S. Bancorp	621,725	24,670,048
		105,134,472

Health Care — 28.6%#
AmerisourceBergen	222,219	41,532,731
Amgen	95,872	22,448,429
Baxter International	278,103	12,578,599
CVS Health	392,880	29,344,207
Johnson & Johnson	188,129	31,517,251
Medtronic PLC	244,512	21,458,373
Perrigo PLC	499,926	18,317,289
Thermo Fisher Scientific	52,052	28,558,850
UnitedHealth Group	68,422	34,646,848
		240,402,577

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments – Continued
July 31, 2023

	Shares	Value

Industrials — 7.6%
United Parcel Service – Class B	169,229	$31,667,823
W.W. Grainger	43,474	32,105,114
		63,772,937

Information Technology — 4.6%
Microchip Technology	410,787	38,589,331

Total Common Stocks
(Cost $704,990,217)		814,383,710

SHORT-TERM INVESTMENT — 3.2%
U.S. Bank N.A., 3.41%^
(Cost $26,469,893)	26,469,893	26,469,893
Total Investments — 100.0%
(Cost $731,460,110)		840,853,603
Other Assets and Liabilities, Net — 0.0%		331,373
Total Net Assets — 100.0%		$841,184,976

PLC	Public Limited Company
*	Non-income producing.
#	As of July 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 8 in the Notes to the Financial Statements.
^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Schedule of Investments
July 31, 2023

	Shares	Value
COMMON STOCKS — 96.9%

Communication Services — 2.5%
Walt Disney*	15,397	$1,368,639

Consumer Discretionary — 14.9%
Lowe’s Companies	11,957	2,801,166
Nike – Class B	15,327	1,691,948
Ross Stores	21,457	2,459,830
Service Corp International	20,238	1,348,863
		8,301,807

Consumer Staples — 25.3%#
Coca-Cola	29,444	1,823,467
Colgate-Palmolive	21,867	1,667,577
Conagra Brands	47,015	1,542,562
Dollar General	12,031	2,031,555
JM Smucker	14,343	2,160,773
Mondelez International	30,884	2,289,431
Sysco	34,231	2,612,168
		14,127,533

Financials — 13.8%
Global Payments	14,333	1,580,213
Marsh & McLennan Companies	12,218	2,302,116
State Street	25,030	1,813,173
U.S. Bancorp	51,312	2,036,060
		7,731,562

Health Care — 32.1%#
Abbott Laboratories	17,382	1,935,138
AmerisourceBergen	10,881	2,033,659
Amgen	6,813	1,595,264
Baxter International	18,543	838,700
CVS Health	26,810	2,002,439
Johnson & Johnson	14,067	2,356,645
Medtronic PLC	17,080	1,498,941
Perrigo PLC	39,347	1,441,674
Thermo Fisher Scientific	3,560	1,953,230
UnitedHealth Group	4,539	2,298,413
		17,954,103

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Schedule of Investments – Continued
July 31, 2023

	Shares	Value

Industrials — 3.6%
W.W. Grainger	2,714	$2,004,262

Information Technology — 4.7%
Microchip Technology	27,932	2,623,932

Total Common Stocks
(Cost $54,091,491)		54,111,838

SHORT-TERM INVESTMENT — 3.0%
U.S. Bank N.A., 3.41%^
(Cost $1,700,036)	1,700,036	1,700,036
Total Investments — 99.9%
(Cost $55,791,527)		55,811,874
Other Assets and Liabilities, Net — 0.1%		55,401
Total Net Assets — 100.0%		$55,867,275

PLC	Public Limited Company
*	Non-income producing.
#	As of July 31, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 8 in the Notes to the Financial Statements.
^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO FUNDS

Statements of Assets and Liabilities
July 31, 2023

	Coho	Coho
	Relative Value	Relative Value
	Equity Fund	ESG Fund
ASSETS:
Investments, at value
(Cost: $731,460,110 & $55,791,527, respectively)	$840,853,603	$55,811,874
Dividends and interest receivable	860,689	78,481
Receivable for capital shares sold	329,184	35,000
Prepaid expenses	27,972	9,568
Total assets	842,071,448	55,934,923

LIABILITIES:
Payable to investment adviser	486,916	18,757
Payable for capital shares redeemed	252,572	—
Payable for fund administration & accounting fees	79,249	7,696
Payable for audit fees	19,748	19,749
Payable for custody fees	13,502	3,598
Payable for transfer agent fees & expenses	10,193	3,397
Payable for legal fees	4,819	5,996
Payable for compliance fees	2,085	2,085
Accrued expenses	17,388	6,370
Total liabilities	886,472	67,648

NET ASSETS	$841,184,976	$55,867,275

NET ASSETS CONSIST OF:
Paid-in capital	$690,045,573	$54,984,323
Total distributable earnings	151,139,403	882,952
Net Assets	$841,184,976	$55,867,275

Net Assets	$841,184,976	$55,867,275
Shares issued and outstanding(1)	53,149,467	4,724,192
Net asset value, redemption price and offering price per share	$15.83	$11.83

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

COHO FUNDS

Statements of Operations
For the Year Ended July 31, 2023

	Coho	Coho
	Relative Value	Relative Value
	Equity Fund	ESG Fund
INVESTMENT INCOME:
Dividend income	$19,849,317	$1,100,829
Interest income	633,494	45,099
Total investment income	20,482,811	1,145,928

EXPENSES:
Investment adviser fees (See Note 4)	6,264,311	359,296
Fund administration & accounting fees (See Note 4)	489,613	43,659
Custody fees (See Note 4)	79,851	10,536
Transfer agent fees & expenses (See Note 4)	66,967	20,003
Federal & state registration fees	32,572	23,647
Trustee fees	20,730	19,918
Audit fees	19,761	19,761
Postage & printing fees	18,559	1,087
Compliance fees (See Note 4)	12,503	12,503
Legal fees	9,077	10,905
Other expenses	8,304	4,519
Insurance fees	7,066	2,478
Total expenses before interest expense, waiver/recoupment	7,029,314	528,312
Interest expense (See Note 10)	441	—
Total expenses before waiver/recoupment	7,029,755	528,312
Plus: Adviser recoupment (See Note 4)	58,403	—
Less: waiver from investment adviser (See Note 4)	(18,086)	(122,789)
Net expenses	7,070,072	405,523

NET INVESTMENT INCOME	13,412,739	740,405

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	50,431,401	192,268
Net change in unrealized appreciation/depreciation on investments	(37,452,263)	446,922

Net realized and unrealized gain on investments	12,979,138	639,190

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$26,391,877	$1,379,595

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
OPERATIONS:
Net investment income	$13,412,739	$13,017,031
Net realized gain on investments	50,431,401	81,303,568
Net change in unrealized appreciation/depreciation on investments	(37,452,263)	(73,739,061)
Net increase in net assets resulting from operations	26,391,877	20,581,538

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	128,543,343	144,111,995
Proceeds from reinvestment of distributions	38,537,063	37,951,291
Payments for shares redeemed	(244,186,150)	(155,880,505)
Net increase (decrease) in net assets
resulting from capital share transactions	(77,105,744)	26,182,781

DISTRIBUTIONS TO SHAREHOLDERS	(66,256,266)	(77,870,490)

TOTAL DECREASE IN NET ASSETS	(116,970,133)	(31,106,171)

NET ASSETS:
Beginning of year	958,155,109	989,261,280
End of year	$841,184,976	$958,155,109

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
OPERATIONS:
Net investment income	$740,405	$427,507
Net realized gain on investments	192,268	1,301,702
Net change in unrealized appreciation/depreciation on investments	446,922	(2,719,833)
Net increase (decrease) in net assets resulting from operations	1,379,595	(990,624)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,182,718	30,450,060
Proceeds from reinvestment of distributions	1,045,304	1,231,637
Payments for shares redeemed	(4,921,949)	(3,407,179)
Net increase in net assets resulting from capital share transactions	7,306,073	28,274,518

DISTRIBUTIONS TO SHAREHOLDERS:	(1,066,037)	(1,239,297)

TOTAL INCREASE IN NET ASSETS	7,619,631	26,044,597

NET ASSETS:
Beginning of year	48,247,644	22,203,047
End of year	$55,867,275	$48,247,644

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	July 31, 2023	July 31, 2022	July 31, 2021	July 31, 2020		July 31, 2019

PER SHARE DATA(1):
Net asset value, beginning of year	$16.48	$17.51	$14.42	$14.20		$14.87

INVESTMENT OPERATIONS:
Net investment income	0.23 (2)	0.23 (2)	0.25 (2)	0.25	(2)	0.28
Net realized and unrealized
gain on investments	0.25	0.12	3.46	0.93		0.06
Total from investment operations	0.48	0.35	3.71	1.18		0.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.24)	(0.22)	(0.26)		(0.23)
Net realized gains	(0.92)	(1.14)	(0.40)	(0.70)		(0.78)
Total distributions	(1.13)	(1.38)	(0.62)	(0.96)		(1.01)

Paid-in capital from redemption fees	—	—	— (3)	—	(3)	— (3)

Net asset value, end of year	$15.83	$16.48	$17.51	$14.42		$14.20

TOTAL RETURN	3.12%	1.96%	26.33%	8.45%		2.55%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of year (in 000’s)	$841,185	$958,155	$989,261	$741,826		$171,070

Ratio of expenses to
average net assets:
Before expense waiver/recoupment	0.79%	0.78%	0.78%	0.82%		0.93%
After expense waiver/recoupment	0.79%	0.79%	0.79%	0.81	%(4)	0.94%

Ratio of net investment income
to average net assets:
After expense waiver/recoupment	1.50%	1.35%	1.53%	1.76%		1.71%

Portfolio turnover rate	12%	23%	26%	27%		20%

(1)	On November 22, 2019 the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount per share is less than $0.01.
(4)	Prior to November 22, 2019, the annual expense limitation was 0.94% of the average daily net assets for the Advisor Class. Thereafter it was 0.79% for the existing class.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

					Since Inception(1)
	Year Ended	Year Ended		Year Ended	through
	July 31, 2023	July 31, 2022		July 31, 2021	July 31, 2020

PER SHARE DATA:
Net asset value, beginning of period	$11.79	$12.43		$10.19	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.15	0.09		0.08	0.05
Net realized and unrealized
gain (loss) on investments	0.14	(0.08	)(4)	2.37	0.15
Total from investment operations	0.29	0.01		2.45	0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.08)		(0.05)	(0.01)
Net realized gains	(0.19)	(0.57)		(0.16)	—
Total distributions	(0.25)	(0.65)		(0.21)	(0.01)

Net asset value, end of period	$11.83	$11.79		$12.43	$10.19

TOTAL RETURN(2)	2.52%	-0.02%		24.26%	2.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$55,867	$48,248		$22,203	$3,707

Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	1.03%	1.14%		1.81%	9.78%
After expense waiver/reimbursement(3)	0.79%	0.79%		0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense waiver/reimbursement(3)	1.44%	1.20%		1.15%	1.48%

Portfolio turnover rate(2)	20%	22%		25%	10%

(1)	Inception date for the Fund was November 27, 2019.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

See Notes to the Financial Statements

COHO FUNDS

Notes to the Financial Statements
July 31, 2023

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Both the Coho Relative Value Equity Fund (the “Equity Fund”) and Coho Relative Value ESG Fund (the “ESG Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series, each with their own investment objectives and policies within the Trust. The investment objective of both Funds is total return. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Equity Fund commenced operations on August 14, 2013 and currently offers only one class of shares. Effective November 22, 2019, the Fund ceased offering its Institutional Class shares. The remaining Institutional Class shares were converted to Advisor Class shares at the close of business on November 22, 2019 and the Advisor Class name was subsequently discontinued. The Advisor Class shares were previously subject up to a maximum 0.15% shareholder servicing fee which is not applicable to the existing share class. Each class of shares had identical rights and privileges except with respect to shareholder servicing fees and voting rights on matters affecting a single class. The ESG Fund commenced operations on November 27, 2019 and currently offers only one class of shares. Both Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended July 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended July 31, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended July 31, 2020.

Security Transactions, Income and Distributions — The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2023

differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. For the year ended July 31, 2023, the Equity Fund decreased distributable earnings by $8,337,913 and increased paid-in capital by $8,337,913 and the ESG Fund decreased distributable earnings by $40,157 and increased paid-in capital by $40,157. These adjustments were largely due to the use of tax equalization by each Fund.

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis. The Funds’ investments are carried at fair value.

Equity Securities — Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2023

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent valuation adjustments are not applied, these securities are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Coho Partners Ltd. (the “Adviser”) as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of July 31, 2023:

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$814,383,710	$—	$—	$814,383,710
Short-Term Investment	26,469,893	—	—	26,469,893
Total Investments in Securities*	$840,853,603	$—	$—	$840,853,603

ESG Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$54,111,838	$—	$—	$54,111,838
Short-Term Investment	1,700,036	—	—	1,700,036
Total Investments in Securities*	$55,811,874	$—	$—	$55,811,874

*	Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.70% of the daily net assets of the Funds.

The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse each Fund for their expenses to ensure total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) do not exceed 0.79% of each Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2023

written notice by the Board or the Adviser, with the consent of the Board. During the year ended July 31, 2023, the Adviser was able to recoup $58,403 relating to fees waived in prior fiscal years for the Equity Fund. Waived fees and reimbursed expenses for the Funds subject to potential recovery by month of expiration are as follows:

	Equity Fund	ESG Fund
Expiration	Amount	Amount
August 2023 – July 2024	$—	$137,972
August 2024 – July 2025	—	123,655
August 2025 – July 2026	18,086	122,789

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2023, are disclosed in the Statement of Operations.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

Equity Fund
	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
Shares sold	8,207,467	8,651,626
Shares issued to holders in reinvestment of distributions	2,475,260	2,260,592
Shares redeemed	(15,665,309)	(9,272,560)
Net increase (decrease) in shares outstanding	(4,982,582)	1,639,658

ESG Fund
	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
Shares sold	965,078	2,487,592
Shares issued to holders in reinvestment of distributions	90,704	101,073
Shares redeemed	(424,751)	(281,095)
Net increase in shares outstanding	631,031	2,307,570

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2023

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, of the Funds for the year ended July 31, 2023, were as follows:

	Equity Fund		ESG Fund
	Purchases	Sales	Purchases	Sales
U.S. Government Securities	$—	$—	$—	$—
Other Securities	$103,942,166	$236,924,808	$16,744,724	$10,020,646

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at July 31, 2023, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Unrealized	Income
	Appreciation	Depreciation	Appreciation/Depreciation	Tax Cost
Equity Fund	$151,793,846	$(49,324,475)	$102,469,371	$738,384,232
ESG Fund	3,847,649	(3,991,757)	(144,108)	55,955,982

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the Funds.

At July 31, 2023, components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Net	Total
	Ordinary	Long-Term	Unrealized	Distributable
	Income	Capital Gains	Appreciation/Depreciation	Earnings
Equity Fund	$7,057,634	$41,612,398	$102,469,371	$151,139,403
ESG Fund	740,404	286,656	(144,108)	882,952

As of July 31, 2023, the Funds did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2023, the Funds did not defer any qualified late year losses.

The tax character of distributions paid by the Funds for the year ended July 31, 2023, were as follows:

	Ordinary	Long Term
	Income*	Capital Gains	Total
Equity Fund	$13,154,185	$53,102,081	$66,256,266
ESG Fund	271,850	794,187	1,066,037

COHO FUNDS

Notes to the Financial Statements – Continued
July 31, 2023

The tax character of distributions paid for the year ended July 31, 2022, were as follows:

	Ordinary	Long Term
	Income*	Capital Gains	Total
Equity Fund	$24,589,743	$53,280,747	$77,870,490
ESG Fund	790,887	448,410	1,239,297

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.  SECTOR RISK

As of July 31, 2023, each Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence. The ESG Fund also had a significant portion of its assets invested in the consumer staples sector. Companies in this sector are subject to risks such as changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending government regulation, marketing, and supply and demand.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2023, Charles Schwab & Co., for the benefit of its customers, owned 56.9% of the outstanding shares of the ESG Fund.

10.  LINE OF CREDIT

The Equity Fund and ESG Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $7,000,000 respectively, or 33.33%, of the fair value of each Fund’s investments, whichever is less. In addition, the ESG Fund’s borrowings are limited to 15% of the gross market value of the Fund. Each LOC matures, unless renewed, on July 19, 2024. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 8.50% as of July 31, 2023. The interest rate during the year was between 5.50% and 8.50%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for any missed payments. For the year ended July 31, 2023, the ESG Fund did not have any borrowings under the LOC. For the year ended July 31, 2023, the Equity Fund’s LOC activity was as follows:

	Average	Amount Outstanding	Interest	Maximum	Date of
LOC Agent	Borrowings	as of July 31 2023	Expense	Borrowing	Maximum Borrowing
U.S. Bank N.A.	$5,795	$—	$441	$2,115,000	January 3, 2023

11.  ASSIGNMENT OF DISTRIBUTION AGREEMENT

Effective September 15, 2023, the Funds’ Distribution Agreement with Compass Distributors, LLC (“Compass”) was terminated. Compass dissolved its status as a broker-dealer. Quasar Distributors, LLC, a registered broker-dealer under the Securities Act of 1934, and under common control with Compass, agreed to immediately assume all obligations of Compass on terms and conditions identical to those of the Distribution Agreement.

COHO FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Coho Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Coho Relative Value Equity Fund and Coho Relative Value ESG Fund (“Coho Funds” or the “Funds”), each a series of Managed Portfolio Series, as of July 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of
Fund Name	Operations	Changes in Net Assets	Financial Highlights
Coho Relative	For the year ended	For the years ended	For the years ended July 31, 2023,
Value Equity Fund	July 31, 2023	July 31, 2023 and 2022	2022, 2021, 2020, and 2019
Coho Relative	For the year ended	For the years ended	For the years ended July 31, 2023,
Value ESG Fund	July 31, 2023	July 31, 2023 and 2022	2022, and 2021, and for the period from
November 27, 2019 (commencement
of operations) through July 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 28, 2023

COHO FUNDS

Additional Information (Unaudited)
July 31, 2023

TRUSTEES AND OFFICERS

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Chairman,	Indefinite Term;	32	Retired; Chief Financial	Independent Trustee,
615 E. Michigan St.	Trustee and	Since		Officer, Robert W. Baird	ETF Series Solutions
Milwaukee, WI 53202	Audit	April 2011		& Co. Incorporated,	(57 Portfolios)
Year of Birth: 1946	Committee			(2000-2011).	(2012-Present)
Chairman

David A. Massart	Trustee	Indefinite Term;	32	Partner and Managing	Independent Trustee,
615 E. Michigan St.		Since		Director, Beacon	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Pointe Advisors, LLC	(57 Portfolios)
Year of Birth: 1967				(since 2022); Co-Founder	(2012-Present)
and Chief Investment
Strategist, Next Generation
Wealth Management Inc.
(2005-2021).

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

David M. Swanson	Trustee and	Indefinite Term;	32	Founder and Managing	Independent Trustee,
615 E. Michigan St.	Nominating	Since		Principal, SwanDog	ALPS Variable
Milwaukee, WI 53202	&	April 2011		Strategic Marketing, LLC	Investment Trust
Year of Birth: 1957	Governance			(2006-Present).	(7 Portfolios) (2006-
	Committee				Present); Independent
	Chairman				Trustee, RiverNorth
Funds (3 Portfolios)
(2018-Present);
RiverNorth Managed
Duration Municipal
Income Fund Inc.
(1 Portfolio) (2019-
Present); RiverNorth
Opportunistic
Municipal Income
Fund, Inc. (1 Portfolio)
(2018-Present);
RiverNorth Capital
and Income Fund
(1 Portfolio) (2018-
Present); RiverNorth
Opportunities Fund
(1 Portfolio) (2015-
Present; RiverNorth/
DoubleLine Strategic
Opportunity Fund,
Inc. (1 Portfolio)
(2019-Present);
RiverNorth Flexible
Municipal Income
Fund (1 Portfolio)
(2020-Present);
RiverNorth Flexible
Municipal Income
Fund II, Inc.
(1 Portfolio) (2021-
Present); RiverNorth
Managed Duration
Municipal Income
Fund II, Inc.
(1 Portfolio)
(2022-Present).

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

Robert J. Kern	Trustee	Indefinite Term;	32	Retired (July 2018-	None
615 E. Michigan St.		Since		Present); Executive Vice
Milwaukee, WI 53202		January 2011		President, U.S. Bancorp
Year of Birth: 1958				Fund Services, LLC
(1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan St.	and	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	November 2018		Services, LLC
Year of Birth: 1973	Executive			(2005-Present).
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	April 2013		Services, LLC
Year of Birth: 1966	Compliance			(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Treasurer,	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Principal	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Financial	August 2019		Services, LLC
Year of Birth: 1981	Officer	(Treasurer);		(2008-Present).
	and Vice	Indefinite Term;
	President	Since
November 2018
(Vice President)

John Hadermayer	Secretary	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.		Since		Bancorp Fund Services,
Milwaukee, WI 53202		May 2022		LLC (2022-Present);
Year of Birth: 1977				Executive Director, AQR
Capital LLC Management
(2013-2022).

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

Number of
			Portfolios		Other
	Position(s)	Term of Office	in Trust		Directorships Held
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	by Trustee During
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years

Officers

Douglas Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	and Vice	May 2016		Services, LLC
Year of Birth: 1970	President	(Assistant		(2002-Present).
Treasurer);
Indefinite Term;
Since
November 2018
(Vice President)

Sara J. Bollech	Assistant	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since		Fund Services, LLC
Milwaukee, WI 53202	and Vice	November 2021		(2007-Present).
Year of Birth: 1977	President

Peter A. Walker, CPA	Assistant	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since		Fund Services, LLC
Milwaukee, WI 53202	and Vice	November 2021		(2016-Present).
Year of Birth: 1993	President

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Coho Partners, Ltd.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2023, the Trust’s Board of Trustees (“Board”), each of whom was present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Coho Partners, Ltd. (“Coho” or the “Adviser”) regarding the Coho Relative Value Equity Fund and the Coho Relative Value ESG Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for an additional annual term.

Prior to the meeting and at a meeting held on January 5, 2023, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum and advice from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Coho with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Coho; (3) the costs of the services provided by Coho and the profits realized by Coho from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Coho resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including a presentation to the Board by representatives of Coho, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Coho set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Coho performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement, as it relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Coho provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to the following with respect to each Fund: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Coho effects on the Fund’s

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

behalf; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the significant portfolio management experience of the Funds’ portfolio managers. The Trustees also reviewed Coho’s audited financial statements and a more recent balance sheet. In that regard, the Trustees concluded that Coho had sufficient resources to support the portfolio management team in its implementation of each Fund’s strategies. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Coho provides to each Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Coho.  In assessing the quality of the portfolio management delivered by Coho, the Trustees considered the short-term and long-term performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index, each Fund’s Morningstar category (“Category”) as well as a smaller sub-set of peer funds (“Cohort”), and each Fund’s respective composite of separate accounts that Coho manages utilizing a similar investment strategy.  When comparing each Fund’s performance against its respective its Category and Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the Category and Cohort.

•
Coho Relative Value Equity Fund. The Trustees noted that the Fund had outperformed both the Category and Cohort averages for all periods presented in the materials, including the year-to-date, one-year, three-year and five-year periods ended September 30, 2022. The Trustees also considered that the Fund had outperformed its primary benchmark index for the year-to-date period ended September 30, 2022, but had underperformed for the one-year, three-year, five-year and since inception periods ended December 31, 2021.  The Trustees also considered that the Fund had outperformed its secondary benchmark index for the year-to-date period ended September 30, 2022 as well as the five-year and since inception periods ended December 31, 2021. The Trustees noted that the Fund’s performance had been consistent with, though slightly below, the performance of the composite of separate accounts managed by Coho with similar strategies to the Fund.

•
Coho Relative Value ESG Fund. The Trustees noted that the Fund had outperformed both the Category and Cohort averages for all periods presented in the materials, including the year-to-date and one-year periods ended September 30, 2022. The Trustees also considered that the Fund had outperformed its primary benchmark index for the year-to-date period ended September 30, 2022, but had underperformed for the one-year and since inception periods ended December 31, 2021. The Trustees also considered that the Fund had outperformed its secondary benchmark index for the year-to-date period ended September 30, 2022 as well as the since inception period ended December 31, 2021. The Trustees also noted that the Fund’s performance had been consistent with the composite of separate accounts managed by Coho with similar strategies to the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to Coho under the Investment Advisory Agreement, as well as Coho’s profitability from services that it rendered to each Fund during the 12-month period ended September 30, 2022.  The Trustees also noted favorably that Coho had agreed to continue the expense limitation agreement under which Coho contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus, and noted that Coho had recouped a portion of the previously waived management fees for the Coho Relative Value Equity Fund during the most recent fiscal year.  The Trustees also considered that the advisory fees Coho charges to each Fund fall within the range of the fees Coho charges to its separately managed accounts with similar investment strategies. The Trustees further considered that Coho has additional responsibilities with respect to the Funds, including more

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

frequent trading and cash management stemming from the Fund’s daily subscriptions and redemptions and additional compliance obligations. The Trustees concluded that Coho’s service relationship with the Funds has yielded Coho a reasonable profit with respect to each Fund.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by each Fund and those of funds within the same Category and Cohort.  The Trustees noted:

•
Coho Relative Value Equity Fund. The Trustee’s noted that while the Fund’s advisory fee was higher than the Category and Cohort averages, and its total expenses were above the Cohort average, its total expenses were below the Category average.

•
Coho Relative Value ESG Fund. The Trustee’s noted that while the Fund’s advisory fee was higher than the Category and Cohort averages, and its total expenses (after waivers and expense reimbursements) were above the Cohort average, its total expenses (after waivers and expense reimbursements) were below the Category average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fee for each Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints, but agreed to revisit the issue in the future as circumstances change and the Funds’ asset levels increase.  The Trustees also considered that Coho had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with each Fund. The Trustees noted Coho does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Funds’ portfolio transactions. The Trustees considered that Coho may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Coho does not receive additional material benefits from its relationship with the Funds.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

STATEMENT REGARDING THE FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Coho Relative Value Equity Fund and the Coho Relative Value ESG Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Coho Partners, Ltd. (“Coho”) as the administrator of the Program (the “Program Administrator”). Personnel of Coho conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Coho LRMP Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Coho manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Coho provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Coho LRMP Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Coho’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4. The Report noted that the Funds did not effect redemptions in-kind during the Reporting Period pursuant to the Program.

The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

COHO FUNDS

Additional Information (Unaudited) – Continued
July 31, 2023

AVAILABILITY OF FUNDS PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Each Fund’s Part F of Form N-PORT is available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at https://www.sec.gov/.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended July 31, 2023, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% and 100.00% for the Equity Fund and ESG Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2023 was 100.00% and 100.00% for the Equity Fund and ESG Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 3.85% and 0.00% for the Equity Fund and ESG Fund, respectively.

COHO FUNDS

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintains physical, electronic and procedural safeguards to protect your Personal Information and require its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee WI, 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUNDS ACCOUNTANT
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-866-264-6234.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended July 31, 2023 and July 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2023	FYE 7/31/2022
(a) Audit Fees	$29,500	$28,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$10,000	$10,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2023	FYE 7/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 7/31/2023	FYE 7/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    October 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    October 5, 2023

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    October 5, 2023